UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2005


                        AMERIRESOURCE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-20033                                             84-1084784
(Commission File Number)                    (IRS Employer Identification Number)


            3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 214-4249
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

         On October 6, 2005, Net2Auction, Inc. ("NAUC"), a consolidated subsidiary of AmeriResource Technologies, Inc. (the "Company") closed a Stock Exchange Agreement ("Agreement"), entered into on September 30, 2005, by and between NAUC, AuctionWagon, Inc., a California corporation ("AWI"), and the following individuals who constitute all of AWI's shareholders: David MacAdam, Josh MacAdam, Devin Bailey, and Karen Chang (the "AWI Shareholders"). Under the terms of the Agreement, NAUC acquired all of the outstanding common stock of AWI from the AWI Shareholders in exchange for 1,825,000 shares of NAUC common stock. The Agreement also provides that NAUC will provide the AWI Shareholders with an additional 1,095,000 shares of NAUC common stock in the event the closing trading price of NAUC common stock is less than $2.00 at the end of trading on October 6, 2007.

         Following the completion of the exchange transaction, AWI became a wholly-owned subsidiary of NAUC. The consideration exchanged in connection with this transaction was determined through negotiation by the parties. AWI is an operator of online auction drop-off locations.

Item 9.01       Financial Statements and Exhibits.

         The Exhibit Index preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 12th day of October 2005.

                                                AMERIRESOURCE TECHNOLOGIES, INC.


                                                       By: /s/ Delmar Janovec
                                                       -------------------------
                                                       Delmar Janovec, President

                                  EXHIBIT INDEX

Exhibit No.   Page   Description of Exhibit

10.1           4     Stock Exchange Agreement, dated as of September 30, 2005,
                     by and between Net2Auction, Inc., AuctionWagon, Inc.,
                     Josh MacAdam, David MacAdam, Devin Bailey, and Karen Chang.

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                                                                    EXHIBIT 10.1

                            STOCK EXCHANGE AGREEMENT

         THIS STOCK EXCHANGE AGREEMENT (the "Agreement") is made as of this 30th day of September, 2005, (the "Effective Date") by and between Net2Auction, Inc., a Delaware corporation ("NAUC"), AuctionWagon, Inc., a California corporation ("AWI"), and Josh MacAdam, David MacAdam, Devin Bailey, and Karen Chang, all California residents (the "AWI Shareholders") (NAUC, AWI and the AWI Shareholders may hereinafter be referred to individually as a "Party" or collectively as the "Parties").
                                    RECITALS

         WHEREAS, NAUC is interested in expanding its business through investments and acquisitions in all industries that are doing business with eBay;

         WHEREAS, AWI is engaged in the business of providing software design and product development for businesses that are in the business of selling on eBay; and

         WHEREAS, NAUC is interested in acquiring 100% of the outstanding common stock of AWI and the AWI Shareholders are interested in exchanging 100% of their stock ownership in AWI, pursuant to the terms and conditions described herein and for the consideration set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the promises, representations, and covenants described herein, and in consideration of the recitals above, which are incorporated herein by reference, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as fellows:

         1. Consideration and Exchange of Shares.

         (a) Exchange of Shares. The Parties hereto agree that the AWI Shareholders will, upon the execution of this Agreement, exchange, assign, transfer and convey exclusively to NAUC eight thousand eight hundred eight one (8,881) shares of AWI common stock (the "AWI Shares"), constituting 100% of the issued and outstanding capital stock of AWI, in exchange for one million eight hundred twenty five thousand (1,825,000) shares of NAUC common stock (the "NAUC Shares"). Upon execution of the Agreement, AWI will become a wholly-owned subsidiary of NAUC. At Closing (as defined in Section 3), NAUC will tender the NAUC Shares to AWI's Shareholders in a pro rata manner, in accordance with Exhibit A.

         (b) Contingent Consideration at Closing to AWI Shareholders. In the event that the NAUC stock price is below two dollars ($2.00) per share at the close of trading on the Closing date, NAUC will transfer an additional two hundred fifty thousand (250,000) shares of NAUC common stock to the AWI Shareholders, which shall be distributed pro rata.

         (c) Price Protection to AWI Shareholders. In the event the share price of NAUC common stock at the close of trading on October 6, 2007 (the "Price Protection Date") is below the share price of NAUC common stock at the close of trading on the Closing date, NAUC will issue, within 30 days following the Price Protection Date, an additional one million ninety-five thousand (1,095,000) shares of NAUC common stock to be distributed to the AWI Shareholders pro rata.

         2. Right of First Refusal to Josh MacAdam. The Parties agree that Josh MacAdam will have a right of first refusal based upon the following actions:

         (a) In the event NAUC receives an offer to sell AWI, Josh MacAdam will have the right to match the sale price being offered by the party offering to buy AWI from NAUC;

         (b) In the event NAUC ceases to have on going business operations, Josh MacAdam will have the right to purchase the stock of AWI for an amount equal to the investment made by NAUC in AWI under this Agreement, based upon the number of NAUC shares tendered multiplied by NAUC trading price on Closing; and

         (c) In the event NAUC changes its business model at some point in the future, Josh MacAdam will have the right to provide an offer for the purchase of AWI, in an amount that would be fair and equitable for the Company.

         3. Closing. The closing of the transaction contemplated hereby shall be held on or before five business (5) days following the execution of this Agreement, and no later than October 6, 2005 (the "Closing"). The Closing of this Agreement shall take place at the offices of NAUC, in the City of Los Angeles, California, or at such other place as the Parties may agree to. At Closing, the Parties shall deliver all information and documents necessary or reasonable required by the Parties to fulfill their respective obligations as outlined hereunder.

         4. Conditions Precedent to Closing.

         (a) Conditions to Obligations of NAUC. The obligations of NAUC under this Agreement are subject to the fulfillment on or prior to Closing of the following conditions:

                  (i) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by NAUC herein shall be true and correct in all material respects when made, and shall be true and correct in all material respects at Closing with the same force and effect as if they had been made on and as of Closing. NAUC shall have performed in all material respects all obligations and conditions herein required to be performed or observed by NAUC and the transactions herein contemplated, on or prior to Closing.

         (b) Conditions to Obligations of AWI. The obligations of AWI under this Agreement are subject to the fulfillment on or prior to Closing of the following conditions:

                  (i) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by AWI herein shall be true and correct in all material respects when made, and shall be true and correct in all material respects at Closing with the same force and effect as if they had been made on and as of Closing. AWI shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to Closing.

         5. Representations and Warranties of AWI. AWI makes the following warranties and representations to NAUC:

         (a) AWI represents and warrants that prior to this transaction, AWI is authorized to issue fourteen thousand (14,000) shares of voting common stock and has a total of eight thousand eight hundred eighty-one (8,881) issued and outstanding of common voting stock as of the date of this Agreement. AWI further represents and warrants that AWI is a corporation duly incorporated and in good standing as a corporation under the laws of the State of California, and have all necessary corporate power and authority to engage in the business in which they are presently engaged.

         (b) AWI represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform his respective obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or other agreements.

         (c) AWI represents and warrants that the operations of AWI will not undergo any material change from the date hereof until the date of Closing and that the operations and assets of AWI are all adequately insured.

         (d) AWI represents and warrants that there are no claims, demands, proceedings, defaults, obligations, suits, or threats or suit, seizure, or foreclosure against AWI and that there is no suit, action, or legal, administrative, arbitration, or other proceeding pending or threatened which could as of Closing adversely affect NAUC'S ownership of the AWI Shares.

         (e) AWI represents and warrants that all of the assets of AWI are clear of all mortgages, liens, pledges, encumbrances, or security interests of any nature whatsoever and, to the best of AWI's knowledge, is in good operating condition and repair. Further, to the best of AWI's knowledge, there are no structural or operational defects in any of the existing operations which would materially affect their continued use in the same manner. AWI also represents and warrants that AWI is not in default on any lease, license, commitment, or other agreement to be transferred to AWI, pursuant to this Agreement.

         (f) AWI represents and warrants they: (i) are not in violation of any applicable building, zoning, occupational safety and health, pension, environmental control or similar law, ordinance or regulation in relation to their structures or equipment or the operation thereof or of their business, or any fair employment, equal opportunity or similar law, ordinance or regulation, or any other law, ordinance, regulation or order applicable to their business or assets, (ii) have not received any complaint from any governmental authority, and none is threatened, alleging that AWI is in violation of any applicable law, ordinance, regulation or order, (iii) have not received any notice from any governmental authority of any pending proceeding to take all or any part of any properties (whether leased or owned) by condemnation or right of eminent domain and no such proceeding is threatened, (iv) are not a party to any agreement or instrument, or subject to any charter or other corporate restriction or judgment, order, writ, injunction, rule, regulation, code or ordinance, which adversely affects the business, operations, prospects, properties, assets or condition, financial or otherwise, of AWI and (v) are not in violation of, and the execution of this Agreement and the consummation of the transactions contemplated herein will not violate, any bankruptcy law, ruling, administrative decision, agreement, or plan to which AWI is subject to.

         (g) AWI represents and warrants that any and all authorizations, approvals or other actions by, notices to, or filings with, any governmental authority, if applicable, required to be obtained or made in connection with AWI have been obtained or made, and no consent of any third party is required to be obtained for the due execution, delivery and performance of this Agreement. Governmental authorities include all Federal, State and local agencies.

         (h) The warranties and representations set forth in this Article are ongoing warranties and representations by AWI and shall survive the Closing.

         6. AWI Shareholders' Representations. AWI Shareholders hereby represents and warrants to NAUC as follows:

         (a) AWI Shareholders have all requisite power and authority to execute and deliver this Agreement, to sell the AWI Shares and to carry out the provisions of this Agreement.

         (b) All action on the part of AWI Shareholders necessary for the authorization of this Agreement, the performance of all obligations of the AWI Shareholders hereunder and there under at the Closing and delivery of the AWI Shares has been taken or will be taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of AWI Shareholders, enforceable in accordance with its terms.

         (c) Title to the AWI Shares is unencumbered and free and clear of any and all security interests, liens, encumbrances, claims, and equities of every kind.

         (d) Delivery of the AWI Shares at the closing of this transaction will vest good title to the AWI Shares in NAUC, free and clear of all security interests, liens, encumbrances, claims, and equities of every kind.

         (e) The AWI Shares constitute all of AWI Shareholders' interests in AWI and AWI Shareholders have no other equity or debt interest in the AWI, or any right to acquire any equity or debt interest in the AWI, or any other right in AWI.

         (f) The warranties and representations set forth in this Article are ongoing warranties and representations by the AWI Shareholders and shall survive the Closing.

         7. Representations and Warranties of NAUC. NAUC makes the following warranties and representations to AWI:

         (a) NAUC represents and warrants that it has approximately fifty-five million six hundred eighty five thousand (55,685,000) shares issued and outstanding as of the date of this agreement. NAUC is duly incorporated and in good standing as a corporation under the laws of the State of Delaware, and it has all necessary corporate power and authority to engage in the business in which it is presently engaged.

         (b) NAUC represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of NAUC.

         (c) NAUC represents and warrants that there are no claims, demands, proceedings, defaults, obligations, suits, or threats or suit, seizure, or foreclosure against NAUC.

         (d) NAUC represents and warrants that no authorization, approval or other action by, and no notice to or filing with, any governmental authority is required to be obtained or made, and no consent of any third party is required to be obtained by NAUC for the due execution, delivery and performance of this Agreement.

         (e) NAUC understands and acknowledges that the AWI Shares will not be registered under the Securities Act nor qualified under any state securities laws, by virtue of exemptions thereto. NAUC has such experience and knowledge in investment, financial and business matters in investments similar to the AWI Shares that it is capable of protecting its own interest in connection therewith and qualifying for such exemptions. Further, NAUC is acquiring the AWI Shares through a stock for stock like exchange for investment purposes only for its own account, and not on behalf of any other person nor with a view to, or for resale in connection with any distribution thereof. NAUC understands that the certificates representing the AWI Shares will be stamped with a legend substantially in the following form or a similar form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

         (f) The warranties and representations set forth in this Article are ongoing warranties and representations by NAUC and shall survive the Closing.

         8. Due Diligence. The Parties hereby acknowledge and agree that prior to the execution of this Agreement they have conducted such due diligence necessary and commercially customary for this Agreement and the transactions contemplated by it.

         9. Continuing Obligations of the Parties. The Parties hereby agreed after the Closing to assist and cooperate in good faith with each other on a timely basis in providing any information or documents, or executing any documents, necessary or reasonably required to fulfill the Party's obligations hereunder.

         10. Default and Cure. In the event some Party fails or refuses to perform its obligations under this Agreement in a timely manner, then the other Party may give notice to such other Party of default hereunder. Said notice shall set forth with sufficient specificity and particularity the details of said default. The Parties to whom said default notice is given shall have thirty
(30) days from the date of the delivery of the notice to either (a) cure the deficiencies set forth in the notice or (b) give written reply to the notice setting forth with particularity the reasons for the nonexistence of default or inability to cure the default(s). In the event the Party receiving notice of default does not cure such default or set forth reasons for the nonexistence of default by thirty (30) calendar days from the date of delivery of the notice, the defaulting Party will be deemed in breach of this Agreement. Upon breach of this Agreement, the non-breaching Party shall have the right to rescind this Agreement and the transactions contemplated by it. In the event this Agreement is rescinded, the Parties shall take such actions as necessary to give effect to such rescission.

         11. Indemnification. The Parties shall indemnify, defend and hold harmless each other against any and all undisclosed liabilities of the other not set forth in this Agreement or the exhibits and schedules provided herewith. This indemnification shall survive the Closing.

         12. Rescission. Notwithstanding the rescission rights as set forth in
Article 10, this Agreement shall remain in full force and effect unless later terminated by mutual agreement of the Parties. In the event the transactions contemplated by this Agreement are undertaken, then both Parties hereby knowingly and affirmatively waive their rights to rescind and/or revoke this Agreement or the transactions contemplated by it.

         13. Professional Assistance. Both Parties hereby acknowledge that they had a full opportunity to seek legal and tax assistance of their own choosing prior to the execution of this Agreement, and that they have done so, or have expressly waived their right to such assistance and counsel.

         14. Costs. All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and consummation of the transactions contemplated hereby shall be paid by each Party incurring such costs and expenses.

         15. Securities Laws and Taxation. Both Parties hereby agree and acknowledge that the transfer of securities pursuant to this Agreement shall constitute an exempt isolated transaction and the restricted securities received in such transfer and exchange do not have to be registered under federal or state securities laws and regulations. It is the express intention of the Parties that this Agreement and the transactions contemplated by it is treated to the extent possible as a tax-free exchange of stock pursuant to the IRS code of 1986 (and regulation thereto), as amended.

         16. Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter herein, and supercedes all prior negotiations, correspondence, understandings, and agreements among the Parties hereto respecting the subject matter hereof.

         17. Headings. The article and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         18. Good Faith and Fair Dealing. The Parties agree that this Agreement imposes an implied duty of good faith and fair dealing on all the respective obligations of the Parties.

         19. Amendment and Modification; Waiver of Compliance. Subject to applicable law, this Agreement may be amended, modified, and supplemented only by written agreement signed by the Parties. Any failure by any Party to this Agreement to comply with any obligation, covenant, agreement, or condition contained herein may be expressly waived in writing by the other Party hereto, but such waivers or failure to insist upon strict compliance shall not operate as a wavier of, or estoppels with respect to any subsequent or other failure.

         20. Counterpart's & Facsimile. This Agreement and its exhibits may be executed simultaneously in one or more counterparts or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         21. Rights of Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties to it and their respective heirs, legal representatives, successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons not a party to this Agreement, nor shall any provision give any such third persons any right of subordination or action over or against any Party to this Agreement.

         22. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interest, or obligations hereunder shall be assigned by any Party hereto without the prior written consent of the other Party.

         23. Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach of it, shall be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment on the award rendered may be entered in any court having jurisdiction.

         24. Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without reference to the conflict of laws principles thereof. In the event any dispute regarding this Agreement arises between the Parties and is not resolved at arbitration, such dispute shall be brought in a proper jurisdiction located within Clark County, State of Nevada.

         25. Notices. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered by hand, overnight courier, facsimile, or mailed certified or registered mail with postage prepaid, to the addresses set forth below:

                  If to NAUC:                  Net2Auction, Inc.
                                               3440 E. Russell Road, Suite 217
                                               Las Vegas, Nevada 89120
                                               Attention: Delmar Janovec
                                               TEL: (702) 214-4249
                                               FAX: (702)214-4221

                  With a copy to:              Woltjen Law Firm
                                               4144 N. Central Expwy., Suite 410
                                               Dallas, Texas  75204
                                               TEL: (214) 742-5555
                                               FAX: (214) 742-5545
                                               Attention: Kevin Woltjen

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                  If to AWI:                   AWI, Inc.
                                               1680 Vine Street
                                               Los Angeles, CA  92008
                                               TEL: (800) 621-9830
                                               FAX: (323) 469-0069
                                               Attention: Josh MacAdam

                               With a copy to: _____________________


         26. Joint Effort to Prepare. This Agreement has been prepared by the joint efforts of the attorneys of all of the signatories to this Agreement and shall not be construed against any particular Party. Should any provision of this Agreement require judicial interpretation, the Parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one Party by reason of the rule of construction that a document is to be more strictly construed against the Party who itself or through its agents prepared the same, it being agreed that the Parties hereto and their respective agents have participated in the preparation hereof.

         27. Authority. Both Parties acknowledge that by execution of this Agreement they have the right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and no approvals or consents of any persons other than the Parties are necessary in connection with this Agreement. The execution and delivery of this Agreement have been individually consented to in writing by all the disclosed individuals of each Party.

         IN WITNESS WHEREOF, the signatures of the Parties below evidence their approval, acceptance and acknowledgement of the terms contained in this Agreement.

NET2AUCTION, INC.                                     AUCTIONWAGON, INC.

/s/ Delmar Janovec                                    /s/ Josh MacAdam
------------------                                    ----------------
By: Delmar Janovec                                    By: Josh MacAdam
Name: Delmar Janovec                                  Name: Josh MacAdam
Title: President                                      Title: President


                                                      AUCTION WAGON SHAREHOLDERS


                                                      DAVID MACADAM

                                                      /s/ David MacAdam
                                                      -----------------
                                                      David MacAdam


                                                      JOSH MACADAM

                                                      /s/ Josh MacAdam
                                                      ----------------
                                                      Josh MacAdam


                                                      DEVIN BAILEY

                                                      /s/ Devin Bailey
                                                      ----------------
                                                      Devin Bailey


                                                      KAREN CHANG

                                                      /s/ Karen Chang
                                                      ---------------
                                                      Karen Chang

                                    EXHIBIT A

                               EXCHANGE OF SHARES

AWI Shareholder         AWI shares transferred to NAUC       AUC shares received

Josh MacAdam and                     7,290                        1,498,057
David MacAdam

Devin Bailey                         1,390                          285,638

Karen Chang                            201                           41,305